Better Choice Company, Inc. Q1 2021 Financial Results May 13, 2021

Safe Harbor This presentation contains information, statements, beliefs and opinions which are forward-looking, and which reflect current estimates, expectations and projections about future events, referred to herein and which constitute “forward-looking statements” or “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this document, regarding our strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. Statements containing the words “could”, “believe”, “expect”, “intend”, “should”, “seek”, “anticipate”, “will”, “positioned”, “project”, “risk”, “plan”, “may”, “estimate” or, in each case, their negative and words of similar meaning are intended to identify forward-looking statements. By their nature, forward-looking statements involve a number of known and unknown risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control, concerning, among other things, the Company’s anticipated business strategies, anticipated trends in the Company’s business and anticipated market share, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. In addition, even if the outcome and financial effects of the plans and events described herein are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking information, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking information contained in this presentation is based on the Company’s current estimates, expectations and projections, which the Company believes are reasonable as of the current date. The Company can give no assurance that these estimates, expectations and projections will prove to have been correct. Given these uncertainties, you should not place undue reliance on these forward-looking statements. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law. You are also reminded that during this presentation, certain non-GAAP financial measures, such as Adjusted EBITDA, may be discussed. These measure should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to our reconciliations of these discussed figures with the most comparable GAAP measures. 2

BTTR Has A Clear Strategy For Rapid Growth BECOME A CLEAR LEADER IN PREMIUM+ PET FOOD FOR CATS AND DOGS. LEAD GLOBAL INNOVATION IN THE PREMIUM+ PET FOOD CATEGORY. UTILIZE AN OMNI-CHANNEL APPROACH LEVERAGING ECOMMERCE. 3Note: Premium+ defined as the premium through ultra-premium segments

With A Dynamic Company Culture • Our Mission: Become the most innovative premium pet food company in the world. • Our Vison: The pet food company that excites creativity, optimism, and well-being. • Company Values: o Make products with integrity o Treat pets and their parents with respect o Create long lasting & profitable relationships o Work smarter & faster 4

We Have Assembled A World Class Team Ready to take the lead position in the pet food industry 5

A Leadership Team Positioned To Win Scott Lerner CEO Alex Vournas VP Supply Chain Donald Young EVP Retail Sales Sharla Cook CFO Rob Sauermann EVP Strategy Ryan Wilson VP Marketing Jenny Condon EVP Digital Sales 6 • Scott Lerner – Consumer products veteran with 20+ years of experience; track record of successful PE backed exits (VMG) • Donald Young – Pet industry leader with 29+ years experience; successful exits to Mars (Nutro) & Nestle (Merrick) • Rob Sauermann – Health & wellness investment background with over $100m growth equity capital deployed (Pegasus) • Jenny Condon – E-Commerce expert responsible for increasing online sales at Merrick to $150M (30% CAGR over 5 years) • Ryan Wilson – CPG & pet industry marketing leader with history of successful brand launches (Merrick / Nestle) • Alex Vournas – Experienced supply chain expert, recently managed supply chain & logistics of Solid Gold’s expansion in Asia • Sharla Cook – Significant public company reporting experience, formerly controller at Checkers Drive-In Restaurants

BTTR Has 35+ Years of Success • The Halo and TruDog brands have a long history of success in the market and have positioned the company for growth • Both brands were born out of the idea to deliver BETTER nutrition and wellness CHOICES to help furry family members live healthier, happier and longer lives • The company is at a true inflection point to become an innovation and growth engine in the industry 7

Two Complementary Brands With Innovative Opportunities for Consolidation Over Time • A 35-year-old, super premium natural pet food brand uniquely differentiated from its competitors • Using natural whole meat and no rendered meat meal • Highly digestible due to the use of real whole protein  History of top line growth driven by continued premiumization of the pet food industry  Flexible and scalable outsourced manufacturing model with capacity to grow  Well positioned within E-Commerce and International • A 7-year-old DTC brand that markets raw freeze- dried and dehydrated food, treats, and supplements • Well positioned to take advantage of pet parents increasing desire to feed the highest quality ingredients to their pets • A broad-based product portfolio of wellness products with a unique direct to consumer platform 8

Best-in-Class Products Delivering On Core Consumer Needs 9

10 Simplifying Our Business To Drive Success • Growing 2 differentiated business models is overly complex, costly, and time consuming

One Halo Brand! Driven by creativity and innovation 11

Creates A Smarter Approach 12 One mega Halo brand that spans across all channels domestically and internationally. 01 Allows for a strong “Halo” marketing effect across all sub-brands to maximize spending. 02 While talking to the consumer at an efficient higher master brand and emotional level. 03 Enabling economies of scale in supply chain & optimizing strong capital resource allocation. 04 Aligning the interests of the entire BTTR company to drive success! 05

And Leverages A Differentiated Omni-Channel Strategy

- Multiple channels allows BTTR to optimize margin by maneuvering revenue from one channel to the next on a monthly basis as needed
- By eliminating channel conflict it opens up our ability to share resources from one channel to the next (innovation, data, etc.)

Gross Sales
FY 2020: ~$20M
Q1 2021: $5.9M


hewy

Ecommerce

Gross Sales
FY 2020: ~$11M
Q1 2021: $2.3M


etco

Brick & Mortar

Gross Sales
FY 2020: ~$12M
Q1 2021: $2.7M



DTC

+ INTERNATIONAL

Gross Sales
FY 2020: ~$9M
Q1 2021: $2.5M

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International Expansion Is A Key Strategy • We believe growth in Asia is fueled by increasing levels of economic financial status and demand for premium, western manufactured products, with China representing the largest market opportunity for growth • Halo realized an impressive 95% YoY sales growth in Asia in 2020 • BTTR agreed to $25.6 million of aggregate minimum purchases with Asian Distribution Partners from January 1, 2021 – December 31, 2022 • Acceleration of sales in China driven in part by Halo’s ability to secure Product Import Registrations for 15 Dog and Cat Food Diets from the Ministry of Agriculture and Rural Affairs of China (“MOA”) in June 2020 • In addition to growth in Asia, BTTR is evaluating opportunities to enter Australia, Latin America and the Middle East 14 48% 20% 19% 13% 1% International Sales by Geography (FY 2020) China Taiwan Korea Japan Other

BTTR Has A First-Mover Advantage In China 15 Chinese Market Opportunity: • Chinese pet market estimated to be ~$7 billion by 2022 • Only ~10% of urban households in China own a pet (Mordor Intelligence) • Premium dry cat food market growing at 28% CAGR (2015 – 2025F; Euromonitor) • Premium dry dog food market growing at 20% CAGR (2015 – 2025F; Euromonitor) The Halo Brand Has A Clear Point Of Difference In China: • Approval of 15 dry diets by Chinese MOA in June 2020 • Strong distribution partner and marketing support • Established supply chain partners with whitelisted approval to import product • Halo’s target consumer is an educated, urban dwelling millennial female • >50% of Halo’s Chinese customers were born after 1990 • ~80% of Halo’s Chinese customers purchased product online 0 20 40 60 80 100 2015 2016 2017 2018 2019 2020E 0% 5% 10% 15% 20% 25% Pet Ownership in China is Growing # China Households (Cats) # China Households (Dogs) % China Households (Cats) % China Households (Dogs) (Millions) 85 (% Households) 67% U.S. Pet Ownership (2020) Source: Euromonitor, American Pet Products Association.

BTTR Is Focused on Maximizing Shareholder Value

Anchored in high growth channels

- E-Commerce, DTC & Pet Specialty work together to create a “Halo” effect
- Recent team member additions expected to drive Pet Specialty growth

Strong and growing international presence

- Consistent near-doubling of international sales YoY with contracted minimum purchases supports rapid growth across key markets

Extremely active investment sector

- Significant M&A and IPO activity in the market (i.e. Solid Gold & Wellpet)
- PetCo files an IPO and Carlyle “re-acquires” Manna Pro from Morgan Stanley

Public market scarcity

- FreshPet (FRPT) is the only publicly traded direct competitor to BTTR
- FRPT trades at 20x+ 2020 revenue

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• We remain committed to locating the right assets that meet our investment criteria • Strong industry contacts increase our ability to source transactions internally and avoid highly competitive auctions • Preference for asset light models that avoid channel confliction / competition with Halo & TruDog brands • Public company structure has historically enabled Better Choice to offer transaction consideration in the form of cash and stock 17 While Simultaneously Sourcing & Evaluating Transformative M&A Transactions 17

1Q 2021 Financial Highlights Strong Base for Growth in Core Channels Q1 2021 Results: Gross Sales: $13.4m Net Sales: $10.8m Gross Profit: $4.3m Q1 2021 Net Sales by Channel: E-Commerce: 37% DTC: 22% Brick & Mortar: 18% International: 23% Q1 Adjusted EBITDA Reflects Investment in Brand Re-Launch Q1 2021 Adjusted EBITDA: ($1.1m) Includes adjustments for non-cash and non- recurring charges detailed in the Adjusted EBITDA Reconciliation Attractive Long-Term Margin Profile Long Term Target Gross Margin 40% - 45% Long Term Target Contribution Margin 20% - 25% Long Term Target EBITDA Margin 10% - 15% Summer 2021 Uplist to Major US Exchange Is On Schedule In Q4 2020, we raised more than $20m of equity to complete the refinancing of our bridge loan in January 2021 We believe we are on track to uplist to a major US exchange in Summer 2021 based on progress made in Q1 2021 18

1919 Adjusted EBITDA Reconciliation 1Q 2021

2020 1Q Income Statement  Adjusted EBITDA Reconciliation Adjusting for Non-Cash and Non-Recurring Charges, Q121 Adjusted EBITDA was ($1.1m) ($ 000’s) Three Months Ended March 31, 2021 Non-Cash Non-Recurring Adjusted Net sales 10,830$ 10,830$ Cost of goods sold 6,556 6,556 Gross profit 4,274 - - 4,274 Operating expenses: General and administrative 4,551 (736) A (742) C 3,073 Share-based compensation 2,525 (2,525) B - Sales and marketing 2,336 (50) D 2,286 Total operating expenses 9,412 (3,261) (792) 5,359 Loss from operations (5,138) 3,261 792 (1,085)

• January 2021: $12.0m Credit Facility closed with Wintrust Financial ($6.0m TL; $6.0m Revolver) • Completed refinancing of the Bridge Loan, extending existing maturities and reducing annual cash interest expense by ~$2m • Reduction in leverage of ~$2m relative to December 31, 2020 balance sheet • January 2021: $4.1m Equity Investment • Significant participation by insiders and management; use of proceeds intended to accelerate future innovation opportunities • February 2021: $1.3m Warrant Proceeds • ~1 million warrants exercised by existing shareholders • Potential Balance Sheet Changes in Event of Uplist: Convertible Notes & Series F Warrant Liability • As of 3/31/21, BTTR recorded a liability of $19.6m of Convertible Notes, net of discounts – the majority of which were issued to the sellers of Halo • As of 3/31/21, BTTR recorded a liability of $46.3m of Series F warrants, which were issued in connection with the $21.7m October 2020 Financing • In the event of an uplist transaction, the Convertible Notes automatically convert into equity, and the anti-dilution provision of the Series F Warrants is no longer be effective. As a result, we expect these instruments to be reclassified to equity in the event of an uplist, which would reduce our Total Liabilities and increase Total Shareholder’s Equity by $65.9 million (assuming balance sheet is unchanged as of 12/31/20) 21 Key Events in Q1 2021 Have Positively Impacted Better Choice’s Balance Sheet Ahead of Contemplated Summer 2021 Uplist 21 Total Liquidity (Q1 2021): $4.3 Million Cash + $1.1 Million Revolver Availability

The New Halo Brand Strategy Simply Works! 1. Easy to execute in market 2. Creates a “Halo” effect 3. Leverages internal scale 4. Allows for selective M&A opportunities over time 22

Thank You 23